SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

December 15, 2003

(Date of earliest event reported)

FLOW INTERNATIONAL CORPORATION

(Exact name of Registrant as specified in its charter)

Washington	0-12448	91-1104842
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

23500 - 64th Avenue South, Kent, Washington 98032

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code:

(253) 850-3500

ITEM 7. Exhibits

99.1	Press release dated December 15, 2003.

ITEM 12. Other Events

Flow International Corporation issued a press release announcing the filing of its Quarterly Report on Form 10-Q reflecting improved second quarter fiscal 2004 results from its November 25, 2003 press release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 16, 2003	FLOW INTERNATIONAL CORPORATION

	By:	/s/ STEPHEN D. REICHENBACH

Stephen D. Reichenbach